Exhibit 10.1
May 20, 2015
Michael D. Fricklas
c/o Viacom Inc.
1515 Broadway
New York, NY 10036
Dear Mr. Fricklas:
Reference is made to your employment agreement with Viacom Inc. (the “Company”), dated October 2, 2009, amended as of August 6, 2012 (together, the “Employment Agreement”). All defined terms used without definition shall have the meanings provided in your Employment Agreement.
This letter, when fully executed below, shall amend the Employment Agreement as follows:
1.    Contract Period. Paragraph 1 shall be amended to change the date representing the expiration of the Contract Period from “June 30, 2016” to “June 30, 2018.”
If the foregoing correctly sets forth our understanding, please sign, date and return both copies of this letter agreement to the undersigned for execution on behalf of the Company; after this letter agreement has been executed by the Company, it shall constitute a binding amendment to your Employment Agreement.

Very truly yours,

VIACOM INC.

		By:	/s/ Scott Mills
Scott Mills
Executive Vice President,
Chief Administrative Officer

ACCEPTED AND AGREED:

/s/ Michael D. Fricklas
Michael D. Fricklas

Dated:	5/29/2015